                                                                               .
                                                                               .
                                                                               .

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

 End of Period Collection Account Balance as of Prior Payment Date:                                                489,505.39
 Available Funds:
         Contract Payments due and received in this period                                                       3,351,735.63
         Contract Payments due in prior period(s) and received in this period                                      215,504.38
         Contract Payments received in this period for next period                                                  31,823.43
         Sales, Use and Property Tax, Maintenance, Late Charges                                                    113,570.63
         Prepayment Amounts related to early termination in this period                                             13,130.40
         Servicer Advance                                                                                          542,768.88
         Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
         Transfer from Reserve Account                                                                               2,588.46
         Interest earned on Collection Account                                                                       3,188.92
         Interest earned on Affiliated Account                                                                         285.01
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
         contract < Predecessor contract)                                                                                0.00
         Amounts paid under insurance policies                                                                           0.00
         Any other amounts                                                                                               0.00

                                                                                                                -------------
 Total Available Funds                                                                                           4,764,101.13
 Less: Amounts to be Retained in Collection Account                                                                335,151.70
                                                                                                                -------------
 AMOUNT TO BE DISTRIBUTED                                                                                        4,428,949.43
                                                                                                                =============


 DISTRIBUTION OF FUNDS:
         1.   To Trustee -  Fees                                                                                         0.00
         2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           215,504.38
         3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                                    0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                                0.00
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                        3,559,757.14
                   b) Class B Principal and Interest                                                                60,644.58
                   c) Class C Principal and Interest                                                               121,566.72
                   d) Class D Principal and Interest                                                                81,912.00
                   e) Class E Principal and Interest                                                               107,680.88

         4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
         5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                   21,316.65
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                 100,258.29
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         2,588.46
         6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           117,044.56
         7.   To Servicer, Servicing Fee and other Servicing Compensations                                          40,675.77
                                                                                                                -------------
 TOTAL FUNDS DISTRIBUTED                                                                                         4,428,949.43
                                                                                                                =============

                                                                                                                -------------
 End of Period Collection Account Balance (Includes Payments in Advance & Restricting Event Funds (if any))        335,151.70
                                                                                                                =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                               $2,925,289.09
          - Add Investment Earnings                                                                                  2,588.46
          - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                               0.00
          - Less Distribution to Certificate Account                                                                 2,588.46
                                                                                                                -------------
End of period balance                                                                                           $2,925,289.09
                                                                                                                =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                      $2,925,289.09
                                                                                                                =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Pool A                                           74,157,195.88
                     Pool B                                           21,294,833.86
                                                                     --------------
                                                                                         95,452,029.74
Class A Overdue Interest, if any                                               0.00
Class A Monthly Interest - Pool A                                        480,785.82
Class A Monthly Interest - Pool B                                        138,061.51

Class A Overdue Principal, if any                                              0.00
Class A Monthly Principal - Pool A                                     2,063,587.49
Class A Monthly Principal - Pool B                                       877,322.32
                                                                     --------------
                                                                                          2,940,909.81
Ending Principal Balance of the Class A Notes
                     Pool A                                           72,093,608.39
                     Pool B                                           20,417,511.54
                                                                     --------------
                                                                                         -------------
                                                                                         92,511,119.93
                                                                                         =============

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $257,425,000          Original Face $257,425,000                 Balance Factor
--------------------------          --------------------------                 --------------
        $ 2.403991                          $ 11.424336                           35.937116%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                     Class A1                                                    0.00
                     Class A2                                                    0.00
                     Class A3                                                    0.00
                     Class A4                                           95,452,029.74

                                                                      ---------------

Class A Monthly Interest                                                                   95,452,029.74
                     Class A1 (Actual Number Days/360)                           0.00
                     Class A2                                                    0.00
                     Class A3                                                    0.00
                     Class A4                                              618,847.33

                                                                      ---------------

Class A Monthly Principal
                     Class A1                                                    0.00
                     Class A2                                                    0.00
                     Class A3                                                    0.00
                     Class A4                                            2,940,909.81

                                                                      ---------------
                                                                                            2,940,909.81
Ending Principal Balance of the Class A Notes
                     Class A1                                                    0.00
                     Class A2                                                    0.00
                     Class A3                                                    0.00
                     Class A4                                           92,511,119.93

                                                                      ---------------
                                                                                           -------------
                                                                                           92,511,119.93
                                                                                           =============

Class A3

Interest Paid Per $1,000            Principal Paid Per $1,000                  Ending Principal
Original Face $95,625,000           Original Face $95,625,000                  Balance Factor
-------------------------           -------------------------                  --------------
       $ 6.471606                           $ 30.754612                          96.743655%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                        Pool A                                       1,263,402.96
                        Pool B                                         362,694.11
                                                                     ------------
                                                                                         1,626,097.07

Class B Overdue Interest, if any                                             0.00
Class B Monthly Interest - Pool A                                        8,170.01
Class B Monthly Interest - Pool B                                        2,345.42
Class B Overdue Principal, if any                                            0.00
Class B Monthly Principal - Pool A                                      35,174.79
Class B Monthly Principal - Pool B                                      14,954.36
                                                                     ------------
                                                                                            50,129.15
Ending Principal Balance of the Class B Notes
                        Pool A                                       1,228,228.17
                        Pool B                                         347,739.75
                                                                     ------------
                                                                                        -------------
                                                                                         1,575,967.92
                                                                                        =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $4,387,000       Original Face $4,387,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.396952                     $ 11.426749                        35.923591%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                        Pool A                                        2,527,497.16
                        Pool B                                          725,697.07
                                                                      ------------
                                                                                         3,253,194.23

Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                        16,555.11
Class C Monthly Interest - Pool B                                         4,753.32
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                       70,349.57
Class C Monthly Principal - Pool B                                       29,908.72
                                                                      ------------
                                                                                           100,258.29
Ending Principal Balance of the Class C Notes
                        Pool A                                        2,457,147.59
                        Pool B                                          695,788.35
                                                                      ------------
                                                                                        -------------
                                                                                         3,152,935.94
                                                                                        =============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $8,775,000       Original Face $8,775,000               Balance Factor
------------------------       ------------------------               --------------
      $ 2.428311                      $ 11.425446                       35.930894%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                        Pool A                                1,684,998.08
                        Pool B                                  483,798.05
                                                             -------------
                                                                                   2,168,796.13

Class D Overdue Interest, if any                                      0.00
Class D Monthly Interest - Pool A                                11,710.74
Class D Monthly Interest - Pool B                                 3,362.40
Class D Overdue Principal, if any                                     0.00
Class D Monthly Principal - Pool A                               46,899.72
Class D Monthly Principal - Pool B                               19,939.14
                                                             -------------
                                                                                      66,838.86
Ending Principal Balance of the Class D Notes
                        Pool A                                1,638,098.36
                        Pool B                                  463,858.91
                                                             -------------
                                                                                 --------------
                                                                                   2,101,957.27
                                                                                 ==============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $5,850,000       Original Face $5,850,000               Balance Factor
------------------------       ------------------------               --------------
       $ 2.576605                    $ 11.425446                         35.930894%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                        Pool A                                2,106,593.24
                        Pool B                                  604,901.97
                                                             -------------
                                                                                  2,711,495.21

Class E Overdue Interest, if any                                      0.00
Class E Monthly Interest - Pool A                                18,748.68
Class E Monthly Interest - Pool B                                 5,383.63
Class E Overdue Principal, if any                                     0.00
Class E Monthly Principal - Pool A                               58,624.64
Class E Monthly Principal - Pool B                               24,923.93
                                                             -------------
                                                                                     83,548.57
Ending Principal Balance of the Class E Notes
                        Pool A                                2,047,968.60
                        Pool B                                  579,978.04
                                                             -------------
                                                                               ---------------
                                                                                  2,627,946.64
                                                                               ===============

Interest Paid Per $1,000       Principal Paid Per $1,000              Ending Principal
Original Face $7,313,000       Original Face $7,313,000               Balance Factor
------------------------       ------------------------               --------------
       $ 3.299919                     $ 11.424664                       35.935275%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

 Beginning Residual Principal Balance
                         Pool A                                       2,530,199.35
                         Pool B                                         726,904.31
                                                                      ------------
                                                                                          3,257,103.66

 Residual Interest - Pool A                                              16,559.32
 Residual Interest - Pool B                                               4,757.33
 Residual Principal - Pool A                                             70,349.57
 Residual Principal - Pool B                                             29,908.72
                                                                      ------------
                                                                                            100,258.29
 Ending Residual Principal Balance
                         Pool A                                       2,459,849.78
                         Pool B                                         696,995.59
                                                                      ------------
                                                                                         -------------
                                                                                          3,156,845.37
                                                                                         =============

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                            40,675.77
 - Servicer Advances reimbursement                                                          215,504.38
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                          117,044.56
                                                                                         -------------
Total amounts due to Servicer                                                               373,224.71
                                                                                         =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                              84,269,886.61

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                0.00

  Decline in Aggregate Discounted Contract Balance                                                            2,344,985.78

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        ----------------
     ending of the related Collection Period                                                                 81,924,900.83
                                                                                                          ================
      - Principal portion of Contract Payments  and Servicer Advances                       2,344,985.78

      - Principal portion of Prepayment Amounts                                                     0.00

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                 0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                      0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                               0.00

                                                                                           -------------
                              Total Decline in Aggregate Discounted Contract Balance        2,344,985.78
                                                                                           =============

POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                              24,198,829.37

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                0.00

  Decline in Aggregate Discounted Contract Balance                                                              996,957.18

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                        ----------------
     ending of the related Collection Period                                                                 23,201,872.19
                                                                                                          ================
  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                         983,917.17

      - Principal portion of Prepayment Amounts                                                13,040.01

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                 0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                      0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                               0.00

                                                                                           -------------
                              Total Decline in Aggregate Discounted Contract Balance          996,957.18
                                                                                           =============

                                                                                                          ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                           105,126,773.02
                                                                                                          ================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                             Predecessor
                                                         Discounted            Predecessor         Discounted
Lease #    Lessee Name                                   Present Value         Lease #             Present Value
--------   --------------------------------              ----------------      ------------        ----------------
3155-007   RADNET MANAGEMENT, INC.                           $188,552.08       1231-033               $1,243,525.87
3155-008   RADNET MANAGEMENT, INC.                           $535,706.60       1572-033                 $878,621.70
3205-002   FOUNTAIN AND PHOENIX DIAGNOSTIC                 $3,111,829.21       2421-001               $1,711,098.71
3307-002   OPEN MRI OHIO 2 VENTURES, LLC                     $767,314.06       1046-501                 $639,976.34
3330-004   OPEN MRI TEXAS VENTURES, LLC                      $756,617.60       1100-503                 $659,108.62
                                                                               1912-002                 $107,797.25

                                                         ---------------                           ----------------
                                               Totals:     $5,360,019.55                              $5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                                   $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                      YES      NO   X
                                                       ----     ------


POOL B                                                                                              Predecessor
                                                         Discounted            Predecessor          Discounted
Lease #    Lessee Name                                   Present Value         Lease #              Present Value
--------   -----------------------------                 -----------------     ------------         -----------------
3305-001   OPEN MRI IOWA VENTURES, LLC                      $1,004,680.88      1047-501                   $77,392.98
                                                                               1100-504                   $93,947.73
                                                                               1344-026                   $17,225.68
                                                                               1344-029                   $63,104.76
                                                                               1344-030                    $2,292.14
                                                                               1347-010                    $5,382.42
                                                                               1347-011                  $202,500.53
                                                                               1347-012                  $194,679.35
                                                                               1791-008                   $10,844.23
                                                                               1791-010                   $60,297.19
                                                                               1791-011                    $9,057.14
                                                                               1791-012                    $9,708.25
                                                                               2097-004                   $44,783.62
                                                                               2454-001                   $80,861.15
                                                                               2454-003                   $86,291.63
                                                                               1101-524                   $27,639.26
                                                         ----------------                           -----------------
                                               Totals:      $1,004,680.88                                $986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                                                     $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                 1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES      NO   X
                                                         ----     ------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

 POOL A - NON-PERFORMING                                                                                         Predecessor
                                                                         Discounted               Predecessor    Discounted
 Lease #      Lessee Name                                                Present Value            Lease #        Present Value
 ---------    ---------------------------------------------              ----------------         -------------  ------------------
 2841-002     MEDICAL IMAGING CO., INC.                                     $980,724.35           2207-005          $1,326,497.89
 2908-001     ALASE, L.L.C.                                                 $131,731.36
 2002476-2    ASHLAND AREA COMMUNITY HOSPITAL INC.                          $169,739.33
              CASH                                                           $44,302.85
 1999-004     NAVIX DIAGNOSTIX, INC.                                      $2,985,811.62           1881-005          $2,387,877.73
 3155-007     RADNET MANAGEMENT, INC.                                       $335,553.30           4284-402            $335,553.30
 1504-013     SIGNATURE MEDICAL                                           $1,221,375.67           2557-001          $1,323,430.38
              CASH                                                          $102,054.71
 3698-001     ADVANCED MEDICAL IMAGING CENTER                             $2,192,917.65           1969-006          $1,246,104.58
 3702-007     USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING               $2,491,584.11            973-024             $23,059.86
                                                                                                  1081-502          $1,402,638.25
                                                                                                  1629-016            $227,769.98
                                                                                                  1191-501             $50,901.66
                                                                                                  2407-001          $1,156,266.41
                                                                                                  2407-002            $650,353.97
                                                                         ---------------                         -----------------
                                                               Totals:   $10,655,794.95                            $10,130,454.01

 a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                    10,130,454.01
 b) ADCB OF POOL A AT CLOSING DATE                                                                                $202,195,615.75
 c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES      NO  X
                                                          -----     ------

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                   Predecessor
                                                                        Discounted                 Predecessor    Discounted
  Lease #      Lessee Name                                              Present Value              Lease #        Present Value
  --------     -------------------------------------------              --------------             -------------  -----------------
  1679-002     OPENSIDED MRI OF ST. LOUIS, L.L.C.                         $506,250.32              2207-004           $611,746.22
  1218-020     MEDICAL SERVICES OF AMERICA                                $200,642.43


                                                                        -------------                             ----------------
                                                              Totals:     $706,892.75                                 $611,746.22

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                        $611,746.22
  b) ADCB OF POOL B AT CLOSING DATE                                                                                $90,333,293.68
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES     NO  X
                                                         ----    -----

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 14, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                               TOTAL OUTSTANDING CONTRACTS
   This Month                             2,651,962.35          This Month                                  105,126,773.02
   1 Month Prior                          2,656,188.90          1 Month Prior                               108,468,715.98
   2 Months Prior                         1,911,357.17          2 Months Prior                              112,677,366.75

   Total                                  7,219,508.42          Total                                       326,272,855.75

   a) 3 MONTH AVERAGE                     2,406,502.81          b) 3 MONTH AVERAGE                          108,757,618.58

   c) a/b                                        2.21%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                     No         X
                                                                                           --------------------    -----------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                               Yes                     No         X
                                                                                           --------------------    -----------------
   B. An Indenture Event of Default has occurred and is then continuing?               Yes                     No         X
                                                                                           --------------------    -----------------

4. Has a Servicer Event of Default occurred?                                           Yes                     No         X
                                                                                           --------------------    -----------------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                    Yes                     No         X
                                                                                           --------------------    -----------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                            Yes                     No         X
                                                                                           --------------------    -----------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?             Yes                     No         X
                                                                                           --------------------    -----------------

6. Aggregate Discounted Contract Balance at Closing Date                           Balance  $ 270,243,724.70
                                                                                           ---------------------

   DELINQUENT LEASE SUMMARY

                  Days Past Due                           Current Pool Balance                            # Leases
                  -------------                           --------------------                            --------
                        31 - 60                                   4,578,731.36                                  33
                        61 - 90                                      56,779.92                                   7
                       91 - 180                                   2,651,962.35                                  12

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization